OMNIBUS AMENDMENT NO. 2
THIS OMNIBUS AMENDMENT NO. 2 (this “Amendment”), dated as of April 6, 2021, is entered into by and among Tempur Sealy International, Inc., a Delaware corporation (“TPX”), Tempur Sealy Receivables, LLC (“Borrower”), Tempur Pedic North America, LLC (“TPNA”), Sealy Mattress Manufacturing Company, LLC (“SMMC”), Sumitomo Mitsui Banking Corporation (“SMBC” or a “Lender”), and Wells Fargo Bank, National Association, individually (“Wells Fargo” or a “Lender”) and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and constitutes:
i.The first amendment and restatement of that certain Receivables Sale Agreement, dated as of April 12, 2017 (the “RSA”), by and between SMMC and TPNA;
ii.The first amendment and restatement of that certain Receivables Sale and Contribution Agreement, dated as of April 12, 2017, by and between TPNA and Borrower (the “RSCA”), by and between TPNA and Borrower;
iii.The first amendment and restatement of that certain Credit and Security Agreement, dated as of April 12, 2107 (prior to the effectiveness hereof, the “Existing CSA”), by and among Borrower, TPX as Master Servicer, and Wells Fargo, as sole Lender; and
iv.The first amendment and restatement of that certain Performance Undertaking, dated as of April 12, 2017 (prior to the effectiveness hereof, the “Existing Undertaking”) executed by TPX, as the Performance Guarantor, in favor of TPNA and its successors and assigns.
PRELIMINARY STATEMENTS
On the terms and subject to the conditions set forth herein: (a) SMMC and TPNA wish to amend and restated the RSA as hereinafter provided, (b) TPNA and Borrower wish to amend and restate the RSCA as hereinafter provided, (c) SMBC wishes to join the Existing CSA as a Lender and simultaneously with such joinder, the parties to the Existing CSA and SMBC wish to amend and restate the Existing CSA as hereinafter provided, (d) the Performance Guarantor, TPNA, Borrower and the Administrative Agent wish to amend and restate the Existing Undertaking as hereinafter provided, and (e) the other parties hereto wish to consent to each of the foregoing amendment and restatements.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
1. Definitions. Capitalized terms used in the amendments to the RSA set forth below and not otherwise defined herein are used with the meanings attributed thereto in the RSA; capitalized terms used in the amendments to the RCSA set forth below and not otherwise defined herein are used with the meanings attributed thereto in the RCSA; capitalized terms used in the amendment and restatement of the Existing CSA set forth below and not otherwise defined herein are used with the meanings attributed thereto in amended and restated documents set forth in Annexes A, B, C and D hereto.
2. Amendment and Restatement of RSA. Effective as of the Second Omnibus Effective Date:
2.1. The RSA is hereby amended and restated in its entirety to read as set forth in Annex A hereto.
2.2. Each of the parties hereto consents to the amendment and restatement pursuant to Section 2.1.
3. Amendment and Restatement of RSCA. Effective as of the Second Omnibus Effective Date:
3.1. The RSCA is hereby amended and restated in its entirety to read as set forth in Annex B hereto.
3.2. Each of the parties hereto consents to the amendment and restatement pursuant to Section 3.1.
4. Joinder of SMBC and Amendment and Restatement of the Existing CSA. Effective as of the Second Omnibus Effective Date:
4.1. The Existing CSA is hereby amended and restated in its entirety to read as set forth in Annex C hereto (as so amended and restated, the “CSA”), and simultaneously with such amendment and restatement, SMBC hereby joins the CSA as a Lender with a Commitment in the variable amounts set forth in the CSA, agrees that it shall be bound by all of the terms, conditions and provisions thereof, and shall be deemed to be a party thereto (as if it were an original signatory thereto). SMBC hereby acknowledges that it has received copies of the RSA and the other Transaction Documents.
4.2. From and after the Second Omnibus Effective Date, all collateral held by Wells Fargo under the Existing CSA and related Transaction Documents shall be deemed to be held by Wells Fargo in its capacity as Administrative Agent under the CSA for the benefit of the Lenders. On the Second Omnibus Effective Date, the Administrative Agent is hereby authorized and directed to file amendments to all existing financing statements of record in connection with the RSA, the RSCA and the Existing CSA to reflect the change in the secured party of record to “Wells Fargo Bank, N.A., as Administrative Agent.”
4.3. Each of the parties hereto consents to the amendment and restatement pursuant to Section 4.1 hereof
5. Amendment and Restatement of the Existing Undertaking.
5.1. Effective as of the Second Omnibus Effective Date, the Performance Undertaking is hereby amended and restated in its entirety to read as set forth in Annex D hereto.
5.2. Each of the parties hereto consents to the amendment and restatement pursuant to Section 5.1 hereof
6. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of Borrower, TPNA, SMMC and TPX hereby agrees that this Amendment constitutes a Transaction Document and hereby represents and warrants to the Administrative Agent and the Lenders that each of its representations and warranties set forth in the Transaction Documents to which it is a party is true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects as of such earlier date), other than, in each case, any breach of any such representation or warranty that could not reasonably be expected to have an Originator Material Adverse Effect or a Material Adverse Effect
7. Conditions Precedent and Subsequent.
7.1. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Second Omnibus Effective Date”) upon satisfaction of each of the following conditions precedent:
(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.
(b) The Administrative Agent shall have received counterparts of the Lenders’ Fee Letter and the Administrative Agent’s Fee Letter, duly executed by each of the respective parties thereto, and payment of all Fees specified to be due and payable thereunder on the date hereof.
(c) The Administrative Agent shall have received bring-down and reliance letters with respect to each of the opinions delivered on the Closing Date of the Existing CSA, addressed to the Administrative Agent and each of the Lenders.
(d) The Administrative Agent shall have received amendments to each of the UCC-1 financing statements filed against SMMC, TPNA or Borrower in connection the Existing CSA reflecting the secured party of record as “Wells Fargo Bank, N.A., as Administrative Agent” and a new “all-asset” UCC1 naming Borrower, as debtor/seller, and the Administrative Agent, as total assignee of the assignor secured party/buyer.
(e) If applicable, the Administrative Agent shall have received updated incumbency certificates reflecting the name, title and specimen signature of each of TPX’s, SMMC’s, TPNA’s and Borrower’s authorized signatories for the Transaction Documents to which they are parties.
7.2. Condition Subsequent. Not later than May 6, 2021, the Administrative Agent shall have received amendments to or assignments of each of the Control Agreements reflecting the secured party of record as “Wells Fargo Bank, N.A., as Administrative Agent,” or, unless waived in the Required Lenders’ sole discretion, a Facility Termination Event shall be deemed to have occurred.
8. Miscellaneous.
8.1. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATIVE AGENT’S SECURITY INTEREST IN THE COLLATERAL OR REMEDIES HEREUNDER IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
8.2. EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER, IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND EACH OF THE LOAN PARTIES IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE LOAN PARTIES AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING OT THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
8.3. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT TO THE CSA AS AMENDED BY THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. This Amendment and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof superseding all prior oral or written understandings.
8.4. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
8.5. Except as expressly amended or amended and restated hereby, each of the Transaction Documents remains unaltered and in full force and effect and is hereby ratified and confirmed.
8.6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
Tempur Sealy Receivables, LLC, as Borrower
By: Tempur-Pedic North America, LLC, its Manager

By: __/s/ James M. Schockett_________

Name: James M. Schockett

Title: Vice President and Treasurer

Tempur Sealy International, Inc., as Performance Guarantor

By: __/s/ James M. Schockett_________

Name: James M. Schockett

Title: Vice President and Treasurer

Tempur Pedic North America, LLC

By: __/s/ James M. Schockett_________

Name: James M. Schockett

Title: Vice President and Treasurer

SEALY MATTRESS MANUFACTURING COMPANY, LLC

By: __/s/ James M. Schockett_________

Name: James M. Schockett

Title: Vice President and Treasurer
WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent for the Lenders

By: ___/s/ Jonathan Davis______

Name: Jonathan Davis
Title: Assistant Vice President

SUMITOMO MITSUI BANKING CORPORATION, individually as a Lender

By: /s/ Rosa Pritsch

Name: Rosa Pritsch
Title: Director

ANNEXES FOLLOW